Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Neither the Board nor the Compensation Committee takes material nonpublic information into account when determining the timing or terms of any equity awards, including options, nor does the Company time the public disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company does not currently have a formal policy regarding the timing of equity award grants. Historically, the Compensation Committee has granted equity awards, if any, on an annual or ad hoc basis to directors or newly appointed officers, and may also approve awards in connection with new hires or promotions.

Only the Compensation Committee may approve restricted stock, restricted stock unit or stock option grants to executive officers. Any such awards are generally approved at a meeting of the Compensation Committee or by unanimous written consent. The exercise price of any newly granted stock option would be the closing price of the Company’s Common Stock on the date of grant.

During the last completed fiscal year, the Company did not grant any stock options or other equity awards to its Named Executive Officers during the period beginning four business days before and ending one business day after the filing of any Form 10-K, Form 10-Q, or Form 8-K that contained material nonpublic information (as defined in Item 402(x) of Regulation S-K). Accordingly, no additional tabular disclosure under Item 402(x)(2)(ii) of Regulation S-K is required.

Award Timing Method	The Company does not currently have a formal policy regarding the timing of equity award grants. Historically, the Compensation Committee has granted equity awards, if any, on an annual or ad hoc basis to directors or newly appointed officers, and may also approve awards in connection with new hires or promotions.
MNPI Disclosure Timed for Compensation Value	false